Peoples Bancorp®

Nasdaq: PEBO

Investor Presentation

June 2011

Chuck Sulerzyski
President and Chief Executive Officer

Ed Sloane
Chief Financial Officer and Treasurer

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' 2010 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2010 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Strategic Priorities

FIX IT	• Full focus on asset quality • Position for TARP return
BUILD IT	• Enhance marketing and brand awareness • Build sales force & sales management discipline • Improve balance sheet mix • Retool distribution system • Explore M&A opportunities (insurance) • Search for efficiencies

Discussion Points

- Background
- Credit – Is it fixed?
- Growth – How will we grow?
- Summary

Peoples Bancorp

Background

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $1.8 billion
  - Loans: $948 million
  - Deposits: $1.4 million
  - Market capitalization: $130 million
  - Over 125,000 client relationships
  - Over 75,000 households
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - » Total population: Approx. 856,000
    - » Median income: $48,850
  - Key industries:
    - » Health care
    - » Plastics/petrochemicals manufacturing
    - » Education and social services
    - » Oil/gas/coal production
    - » Tourism



Cleveland
77
OH
Columbus
70
Zanesville
Lancaster
33
71
Cincinnati
Morgantown
79
50
Marietta
Ashland
Huntington
64
Charleston
WV
KY

Financial data as of May 31, 2011

Peoples Bancorp

Recent Financial Summary

	Metrics	1Q 2011	4Q 2010	1Q 2010
Financial Performance	Diluted EPS	$ 0.13	$0.01	$0.08
	Return on common equity	2.83%	0.11%	1.58%
	Net interest margin (Fully-tax equivalent)	3.43%	3.44%	3.52%
	Efficiency	65.21%	62.14%	60.07%
Capital	Tier 1 common equity	11.72%	11.59%	10.60%
	Tier 1 capital	15.25%	16.91%	15.51%
	Total capital	16.60%	18.24%	16.83%
	Tangible common equity to tangible assets (1)	7.36%	7.17%	7.07%
	Book value per common share	$18.39	$18.36	$19.43
Asset Quality	NPAs to loans + OREO	3.85%	4.64%	3.39%
	NPAs to Tier 1 capital + ALLL (Texas ratio)	24.53%	26.83%	21.52%
	Allowance for loan losses to total loans	2.58%	2.79%	2.53%
	Net charge-offs to average loans (2)	3.21%	2.93%	2.76%
	Provision for loan losses to average loans (2)	2.24%	2.75%	2.47%

(1) Non-GAAP financial measure. See Appendix for more information.

(2) Presented on an annualized basis

Peoples Bancorp

Balance Sheet Trends

($ in millions)

Earning Assets



$1,117.9
$1,105.2
$1,081.1
$1,024.8
$1,024.7
$988.9
$983.7
$934.0
$923.6
$553.1
$567.4
$710.0
$763.7
$767.0
$747.2
$682.4
$687.6
$664.5
2006
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Net Loans
Total Investments

Funding Sources



$455.1
$473.8
$482.6
$549.7
$550.4
$554.3
$563.1
$553.6
$603.5
$649.3
$653.0
$731.9
$743.8
$768.2
$739.4
$733.5
$720.5
$691.4
$554.2
$536.6
$581.6
$448.5
$428.9
$417.4
$332.2
$319.2
$297.1
2006
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Retail CD & MMDA
Checking & Savings
Wholesale funding

Revenue & Expense Trends

($ in millions)



Operating Revenues
3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
$83.6
$84.6
36%
36%
2006
2007
2008
2009
2010
2011*
Net interest income
Non-interest income
Net interest margin



Operating Expenses
57.51%
57.07%
56.30%
60.14%
60.30%
65.21%
$51.3
$58.5
51%
547 FTEs
52%
543 FTEs
2006
2007
2008
2009
2010
2011*
Salary & Benefits
Other operating expense
FDIC expense
Efficiency ratio

** 2011 information reflects Q1 data presented on an annualized basis*

FTEs = Full-time equivalent employees

Peoples Bancorp

Capital Trends

($ in millions)



13.17%
13.23%
13.19%
16.80%
16.83%
17.44%
17.55%
18.24%
16.60%
9.80%
10.18%
10.17%
10.58%
10.60%
11.07%
11.13%
11.59%
11.72%
7.10%
7.42%
6.21%
7.22%
7.07%
7.18%
7.16%
7.17%
7.36%
YE2006
YE2007
YE2008
YE 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Total Capital Ratio
Tier 1 Common Ratio
Tangible Common Equity to Tangible Assets

- **Minimal impact from partial TARP repayment**
- **Improved balance sheet profile in 2010**
- **Capacity to grow our franchise**

Credit

Peoples Bancorp

Recent Events

- **OCC examination during Q4 2010**
  - Did not result in any downgrades
- **Partial TARP repayment in Q1 2011**
  - Completed without capital raise
  - Indication credit issues are stabilizing
- **Renewed emphasis on credit basics**
  - Enhancing talent against task
  - CEO managing credit risk during CCO vacancy
- **Experiencing stable-to-improving trends in several credit metrics**

Asset Quality Trends

($ in millions)

Provision for Loan Losses & Net Charge-offs



2.59%
2.53%
2.66%
2.68%
2.79%
2.58%
$6.8
$5.7
$6.5
$7.2
$5.5
$4.8
$8.0
$8.0
$7.0
$7.4
$5.3
$7.6
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Provision for loan losses
Net charge-offs
ALLL to Loans

Nonperforming Assets



3.85%
3.39%
4.23%
4.08%
4.64%
3.85%
$40.7
$35.9
$43.4
$41.6
$45.0
$36.8
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
NPLs
OREO
NPAs to Loans + OREO

Allowance for Loan Losses



79.30%
89.00%
70.50%
73.10%
66.10%
75.56%
$27.3
$26.6
$27.2
$27.2
$26.8
$24.4
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Allowance to NPLs

Classified Assets



62.01%
64.22%
62.19%
61.30%
59.85%
50.28%
$118.1
$107.8
$122.3
$94.2
$119.8
$74.5
$117.5
$71.2
$113.8
$61.6
$94.9
$84.1
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Classified assets
Watch loans
Classified Assets to Tier 1 + ALLL

Peoples Bancorp

Back to Basics

- **Increased monitoring activities**
  - Standardized tracking report for criticized assets
  - Requiring written workout plans for each problem loan
- **Enhanced credit risk management function**
  - Formalized Loan Quality Committee
  - Created a Special Assets group
- **Refined loan underwriting process**
  - Improved loan pricing discipline
  - New credit administration software
- **Performed detailed review of problem loans**
  - Categorized into workout strategy (Rehab, Monitor, Exit)

Looking Ahead

- **Aggressive resolution of problem loans**
  - Quarterly monitoring of workout plans
  - Focused on changes in migration trends
- **Expand Special Assets group**
  - Adding a special assets manager/officer
- **Restructure commercial lending function**
  - Deploy a "finders", "minders" and "grinders" strategy
  - Segregate underwriting from production
  - Place greater emphasis on business development
- **Balance loan growth with risk management**
  - Emphasizing C&I and retail lending, plus new niches (health care)
  - Limiting exposures to CRE lending
  - Deploying new technology/resources

Growth

Peoples Bancorp

Our Differentiators

- **Community banking model**
  - Parity in products and delivery channels
  - More nimble and responsive to market needs
  - Positive community stature and involvement
- **Sound financial fundamentals**
  - Strong capital and liquidity positions
  - Diversified revenue stream
  - Good operating discipline
- **Strong core infrastructure**
  - Passionate, talented and diverse associates
  - Robust IT systems and capabilities
- **Long-standing, stable company**
  - Solid reputation and brand awareness
  - Sizable market share
- **Committed to prudent growth**
  - Enhancing sales force
  - Entire team working to grow today



Choose a bank committed to growth.
You Can with Peoples Bank
Peoples Bank is a company built on the promise of helping people. We help because we are committed to fostering excellence within our communities. We're committed because we are part of the community. We live, work and raise our families here. It is here where we celebrate victories together and lean on our friends when times are tough.
We're stable. We're lending responsibly. Together, we're building our community.
Peoples Bank
www.peoplesbancorp.com 1-800-374-6123

Peoples Bancorp

Key Strategic Targets

Strategic Focus	Metrics	Actual 1Q 2011	5-Year Target Range
Improve Asset Quality	NPAs to total loans + OREO	3.85%	0.80% to 1.00%
	Net charge-offs to average loans	3.21%	0.50% to 1.00%
Adjust Balance Sheet Mix	Loans to total assets	52.62%	60% to 65%
	Deposits to total funding	86.26%	85% to 90%
High Quality, Diversified Revenue Stream	Annual revenue growth	- 6.75%	3.5% to 4.0%
	Non-interest income to total revenue	38.29%	35% to 40%
Strong Capital Position	Tier 1 common equity	11.72%	12% to 13%
	TCE to tangible assets (1)	7.36%	7% to 10%
Operating Leverage	Net interest margin (Fully-tax equivalent)	3.43%	3.65% to 3.75%
	Efficiency	65.21%	57% to 59%
Execute on Strategies	Return on common equity	2.83%	10% to 13%
	Dividend payout	78.60%	30% to 50%
	Book value per common share	$18.39	$20.00 to $25.00

(1) Non-GAAP financial measure. See Appendix for more information.

Focus on Business Lines

Peoples Bancorp

Retail Banking

- Product Enhancements – Power checking
- Build stronger sales force
- Expand talent in growth markets
- Branch rationalization/efficiency
- Retail loan growth
- Alternate delivery channels
- Build out current markets

Commercial Banking

- Increase production levels
- Add producers in growth markets
- Develop niche lending programs
- Capitalize on cross-sell opportunities
- Greater pricing discipline
- New credit administration system

Target Marketing & Brand Awareness

Wealth Management

- Focus on top-line revenue growth
- Improve operating efficiency
- Full integration with other business lines
- Acquire new talent and business
- Competitive fee structure

Insurance

- Focus on top-line revenue growth
- Explore M&A opportunities
- Business development
- Improve operating efficiency

Peoples Bancorp

Focus on Business Lines

Sales and Service Discipline


Define the Goals
Training
Measure-ments
Coaching
Reward and Conquer

Recent Franchise Activity

On January 1, 2011…


1.1.11
www.AreU1.com
www.AreU1.com
rything
CHANGES
1.1.11
www.AreU1.com

Introduced new checking product lineup



GET ALL THE BENEFITS YOU WANT. START SAVING TODAY.

Checking Benefits	Peoples Power Checking	Peoples Performance Checking	Peoples Prime Checking*	Peoples Checking	Peoples Student Checking**
No Minimum Balance	•		•	•	•
Earns Interest		•			
Free Checks		•	•		
Free Online Banking, Bill Pay & FinanceWorks™	•	•	•	•	•
Free ATM Use	•				•
Cell Phone Replacement Protection	•				
ID Theft Protection Benefits	•	•	•	•	•
Everyday Discounts	•				
Health Care Discounts	•		•		
iTunes Rewards					•
Monthly Fee	$6, reduced fee with debit card purchases	$15, if balance falls below $1,000	$0	$5, or $0 with Direct Deposit or 5 debit card purchases	$0

Opened new banking office in Lancaster, Ohio


Peoples Bank


Peoples Bank



Recent Franchise Activity

Increased visibility through social media channels…

www.facebook.com/PeoplesBank
www.twitter.com/PeoplesBank

Expanded mobile banking to include …

iPhone app


Peoples Bank
Banking Access
User ID:
Password:
Log In
Log In

plus
text messaging banking!

Enhanced Online Banking Services…


My Financial Institution
Home
Transactions
Trends
Goals
Business
Accounts
See Where Your Money Is Going
Alerts & Reminders

New Website with Online Account Opening coming later in 2011!

Asset Allocation Trend



Loans and Investments
38%
20%
to
30%
29%
60% to
65%
60%
53%
2006
2007
2008
2009
2010
Projected 2011
Strategic Plan Goal
CRE
C&I
Retail
Investments

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Funding Allocation Trends


Deposits and Borrowings
33%
20%
10% to 20%
27%
35%
35% to 45%
2006
2007
2008
2009
2010
Projected 2011
Strategic Plan Goal
Retail CDs
MMDs
Checking & Savings
Wholesale funding

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Revenue & Expense Trend



Operating Leverage
57.51%
57.07%
56.30%
60.14%
60.30%
65.21%
57% to 59%
36%
38%
35% to 40%
3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
3.65% to 3.75%
2006
2007
2008
2009
2010
Projected 2011
Strategic Plan Goal
Net interest income
Non-interest income
Efficiency ratio
NIM

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Market Growth Opportunities

Central Ohio
- High growth potential
- Recently added new talent

Morgantown Potential
- Minimal community banks
- Nearly 30,000 people

Footprint Development
- Increase market share in all areas
- Possible M&A opportunities
- Insurance & Wealth Management expansion potential



OH
WV
KY
Cleveland
Columbus
Zanesville
Lancaster
Marietta
Athens
Parkersburg
Cincinnati
Morgantown
Ashland
Huntington
Charleston
77
70
71
79
64
50
33

I-64 Expansion
- De novo expansion
- Insurance & Wealth Management growth opportunities

Summary

- Cure credit issues
- Return remaining TARP
- Disciplined management approach
- Pursue prudent growth

Peoples Bancorp®

Nasdaq: PEBO

Questions?

Chuck Sulerzyski

President and
Chief Executive Officer

Ed Sloane

Chief Financial Officer
and Treasurer

Appendix

Stock Performance



Total Returns
1–Year
3–Year
5–Year
24%
1%
8%
-13%
2%
-45%
-19%
-21%
15%
-53%
-39%
-27%
Peoples Bancorp
SPX 500 Index
NASDAQ Bank Index
Peer Group

Peer Group data is comprised of the 22 publicly-traded financial institution holding companies more fully defined in Peoples' definitive proxy materials for the 2011 Annual Meeting of Shareholders.

Earnings Performance

Annual Results



$1.71
$0.72
$1.94
$0.78
$2.01
$0.83
$1.74
$0.88
$0.72
$0.91
$0.22
$0.66
$0.34
$0.40
2004
2005
2006
2007
2008
2009
2010
Earnings per common share
Cash dividends declared per common share

Quarterly Results



$0.08
$0.10
$0.27
$0.10
$(0.01)
$0.10
$0.01
$0.10
$0.13
$0.10
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

Pre-Tax, Pre-Provision Income

	2006	2007	2008	2009	2010	Q1 2010	Q4 2010	Q1 2011
Income before income taxes	$ 29,423	$ 23,874	$ 7,615	$ 3,126	$ 5,753	$ 1,426	$ 88	$ 2,360
Add: Provision for loan losses	3,622	3,959	27,640	25,721	26,916	6,501	6,952	5,311
Add: Intangbile amortization	2,261	1,934	1,586	1,252	918	245	214	162
Add: FDIC special assessment	–	–	–	930	–	–	–	–
Add: Impairment losses	–	6,170	4,260	7,707	1,786	986	–	–
Add: Losses on assets	–	–	–	–	39	–	260	–
Less: Gains on assets	746	184	2,424	1,343	–	33	–	420
Pre-tax, Pre-provision income	**$34,560**	**$35,753**	**$38,677**	**$37,393**	**$35,412**	**$ 9,125**	**$ 7,514**	**$ 7,413**

Pre-tax, pre-provision income represent a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples.

Peoples Bancorp

Net Interest Margin


5.92%
5.70%
5.60%
5.51%
5.32%
5.24%
5.24%
4.94%
4.89%
3.52%
3.45%
3.45%
3.50%
3.52%
3.49%
3.58%
3.44%
3.43%
2.73%
2.59%
2.51%
2.35%
2.09%
2.04%
1.94%
1.77%
1.72%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Earning Assets
Net Interest Margin
Interest Bearing liabilities

Presented on a fully-tax equivalent basis

Peoples Bancorp

Non-Interest Income

($ in thousands)



$30,379
$31,350
$32,097
$32,050
$31,634
$30,667

	2006	2007	2008	2009	2010	2011*
Other	$3,288	$3,252	$3,037	$3,594	$3,173	$3,288
E-Banking	$3,080	$3,524	$3,882	$3,954	$4,686	$4,884
Trust & investment	$4,258	$4,983	$5,139	$4,722	$5,348	$5,300
Insurance	$9,538	$9,701	$9,902	$9,390	$8,846	$8,499
Deposit service charges	$10,215	$9,890	$10,137	$10,390	$9,581	$8,696

** 2011 information reflects Q1 data presented on an annualized basis*

Regulatory Capital


Net
Risk-Weighted
Assets
($ in millions)
$1,348
$1,301
$1,316
$1,245
$1,246
$1,213
$1,201
$1,150
$1,143
Total
Regulatory
Capital
($ in thousands)
$177,523
$172,117
$173,470
$209,144
$209,647
$211,509
$210,768
$209,738
$189,672

	YE2006	YE2007	YE2008	YE 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
TARP	$0	$0	$0	$39,000	$39,000	$39,000	$39,000	$39,000	$18,000
Tier 2	$16,084	$17,184	$17,216	$16,322	$16,436	$16,070	$15,968	$15,331	$15,358
Tier 1-Trust Preferred	$29,413	$22,190	$22,494	$22,075	$22,108	$22,141	$22,176	$22,210	$22,423
Tier 1 Common	$132,026	$132,743	$133,760	$131,747	$132,103	$134,298	$133,624	$133,197	$133,891

Asset Quality Trends

($ in millions)



NPAs to Total Assets
Net Charge-offs to Avg. Loans
Total Credit Losses
Loans
OREO
Investments
0.41%
0.43%
0.37%
0.53%
0.51%
2.09%
2.03%
2.45%
2.66%
0.30%
0.25%
0.21%
0.35%
0.25%
1.83%
1.96%
$3.6
$2.5
$2.0
$3.6
$10.1
$31.9
$33.4
$31.9
2003
2004
2005
2006
2007
2008
2009
2010



2.57%
2.14%
2.76%
2.21%
3.11%
2.93%
2.45%
3.21%
2.04%
2.16%
2.03%
1.79%
1.86%
2.21%
$16.1
$8.5
$7.5
$6.8
$9.0
$7.8
$5.3
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

Peoples Bancorp

Non-GAAP Measures

($ in thousands)

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets . Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	As of December 31,					March 31
	2006	2007	2008	2009	2010	2011
Tangible Common Equity:						
Total stockholders' equity, as reported	$ 197,169	$ 202,836	$ 186,626	$ 243,968	$ 230,681	$ 210,485
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,765
Less: preferred stockholders' equity	-	-	-	38,543	38,645	17,850
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 127,870
Tangible Assets:						
Total assets, as reported	$ 1,875,255	$ 1,885,553	$ 2,002,338	$ 2,001,827	$ 1,837,985	$ 1,801,590
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,765
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,736,825
Tangible Common Equity to Tangible Assets Ratio:						
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 127,870
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,736,825
Tangible common equity to tangible assets	7.10%	7.42%	6.21%	7.22%	7.17%	7.36%

Peoples Bancorp®

Nasdaq: PEBO

Investor Presentation

June 2011

Chuck Sulerzyski
President and
Chief Executive Officer

Ed Sloane
Chief Financial Officer
and Treasurer